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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 6, 1998

                                     KeyCorp
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              Ohio                        0-850                 34-6542451
-------------------------------   -----------------------    -------------------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
          Incorporation)                                     Identification No.)

   127 Public Square, Cleveland, Ohio                             44114-1306
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (216) 689-6300


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ITEM 5.           OTHER EVENTS


REGISTRATION OF ADDITIONAL COMMON SHARES

         On January 15, 1998, the Board of Directors of KeyCorp declared a 2-for-1 stock split of its Common Shares, with a par value of $1 each (the "Common Shares"), to be effected in the form of a 100% stock dividend payable on March 6, 1998 to shareholders of record on February 18, 1998. In accordance with
Item 512(a) of Regulation S-K and Rule 416(b) of the Securities Act of 1933, as amended, KeyCorp's Registration Statement on Form S-3 (Reg. No. 333-37287) filed with the Securities and Exchange Commission on October 6, 1997 is deemed to cover those additional Common Shares resulting from the payment of the stock dividend on the Common Shares covered by such Registration Statement as of March 6, 1998.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KEYCORP

Date: March 6, 1998                 By:/s/Thomas C. Stevens
                                       ----------------------------------------
                                       Thomas C. Stevens,
                                       Senior Executive Vice President, General
                                       Counsel and Secretary